EXHIBIT 10.38

DATED: January 30, 2001

                                  E J Lord Ltd

                                       To

                               BioProgress Limited

                                      with

                                 BioProgress Inc

                                      Lease
                                       of
                          Unit 1 Hostmoor Estate March


                                    Dawbarns
                                   Solicitors
                                  1/2 York Row
                                     Wisbech
                                      Cambs
                                    PE13 1EA

INDEX

PARTICULARS

DEFINITIONS

INTERPRETATION

DEMISE

INSURANCE

TENANT'S OBLIGATIONS
          Rents and other payments
          Repair and decoration
          Alterations and additions
          User
          Alienation
          Entry
          Planning Acts
          New Guarantor
          Superior interest
          Material development
          Indemnity

COVENANTS BY THE LANDLORD
          Quiet enjoyment
          Superior Lease rents

PROVISOS
          Re-entry
          Adjoining land
          No liability in damages
          Failure to perform obligations
          Statutory compensation
          Exclusion of rights not granted
          Tenant's acknowledgement

COVENANTS BY AND PROVISIONS RELATING TO THE SURETY

THE FIRST SCHEDULE
          Rights and easements granted
THE SECOND SCHEDULE
          Rights and easements excepted
THE THIRD SCHEDULE
          Provisions for Rent review
THE FOURTH SCHEDULE
          Covenants by the Surety
THE FIFTH SCHEDULE
          Memoranda of Rent Reviews
THE SIXTH SCHEDULE
          Authorised Guarantee Agreement

PARTICULARS

1 DATE OF THIS DEED:       January 30, 2001

2 LANDLORD:                E J Lord Limited, whose registered office is at 44
                           Wimblington Road, March, Cambridgeshire (CRN3998705)

3 TENANT:                  BioProgress Technology Limited, whose registered
                           office is at Unit 1 Norwood Road, March,
                           Cambridgeshire (CRN3289265)

4 SURETY:                  BioProgress Technology International Inc of 9055
                           Huntcliff Trace, Atlanta, Georgia, a company incorporated in the USA and governed by law of the State of Nevada, USA

5 ADVANCED PAYMENT:        (pound)100.00 per quarter

6 ALTERNATIVE USE:
  CLASS Classes A1 A2 B1 B2 and B8 of the 1987 Order or such uses which are equivalent to those specified (as at the Date hereof) in the said Order in the event of re-enactment repeal or otherwise

7 COMMENCEMENT DATE:       June 1, 2001

8 DEMISED PREMISES:        That part of the Estate comprising the building known
                           as Unit 1 with associated car parking service yard and landscaped areas as shown edged red on Plan 1 including Conduits within the Demised Premises and which serve it exclusively

9 ESTATE:                  The Landlord's Estate at Hostmoor Avenue, March
                           Cambridgeshire edged blue on Plan 1

11 EXPIRY DATE OF TERM:    June 1, 2026

12 LANDLORD'S:             The period from the  day of
   FINANCIAL YEAR:         in one year to the                day of
                           in the Following year or such other period as the Landlord May in its absolute discretion determine.

13 SERVICE AREA:           The land coloured green on Plan 1 or such other
                           place or places on the Estate as the Landlord may from time to time at its discretion designate

14 ACCESS WAY:             The land coloured brown on Plan 1

15 INITIAL RENT:           One hundred and twenty three thousand pounds per
                           annum exclusive together with VAT at the rate current at the relevant tax point (if applicable) subject to review under the Third Schedule

16 RENT COMMENCEMENT:
   DATE                    June 1, 2001

17 RENT REVIEW DATES:      June 1, 2006, 2011,  2016, 2021, 2026

18 RENT REVIEW INTERVALS:  Five Yearly

19: TERM:                  Twenty-five years (25)

20: USER:                  The research and development of plastic products and
                           for the sale of all goods associated therewith or ancillary thereto

21: PLANT AREA:            The part of the demised Premises hatched green on
                           Plan 1

THIS LEASE made on the date stated in the Particulars

BETWEEN

      1)    the Landlord
      2)    the Tenant
      3)    the Surety

WITNESSES:

1. DEFINITIONS

In this lease the following expressions (where the context so admits) shall have the following meanings:

"Act" Every Act of Parliament or EEC Regulation (whether specifically named herein or not) which may be relevant to the Demised Premises its user or anything on the Demised Premises or to the persons employed or having recourse thereto whether or not in force at the date hereof and shall include any statutory re-enactment or modification thereof and any order regulation directive bye law rule consent licence or code of practice granted required or issued thereunder or by any public or local authority or by any court or body of competent jurisdiction.

"Common Parts"               Those parts of the Estate which are provided by the
                             Landlord for common use and enjoyment by the Tenant and occupiers of the Estate and all persons expressly or by implication authorised by them including the Access Way and Service Yard serving the Demised Premises

"Conduit"                    Any conducting medium or other thing by means of
                             which any facility service or matter may pass.

"Demised Premises"           The whole and every part of the land described in
                             the particulars

"Environmental Acts"         The Public Health Act 1936 The Clean Air Act 1956
                             The Control of Pollution Act 1974 TheWater Act
                             1989 and The Environmental Protection Act 1990

"Estate" The Landlord's estate referred to in-the Particulars and of which the Demised Premises forms part

"Insolvency Act"             The Insolvency Act 1986 (subject to the definition
                             of `Act' herein contained)

"Insured Risks"              The risks insured against under Clause 4.1

"Interest"                   Interest at the rate of 5% above Lloyd's TSB Bank
                             Plc Base Rate for the time being payable from the date of demand by the Landlord (or if earlier the date at which moneys shall have become due or at which the Landlord shall have expended moneys in respect of which interest is required appropriate) under this lease) until the date of payment to the Landlord compounded with quarterly rests on the usual quarter days PROVIDED that if such base rate shall cease to exist the rate shall be such as the Landlord shall reasonably determine as being that most comparable therewith

"Landlord"                   Shall include the person entitled for the time
                             being to the reversion to this Lease

"Landlord's Fixtures"        The Landlord's fixtures and fittings (if any)
                             specified in the seventh Schedule

"Management Services"        The cost of cleaning lighting repairing
                             maintaining rebuilding and renewing the Common
                             Parts and all walls fences gutters drains pipes sewers roadways parking areas circulation areas pavements and entrance ways and of planting replanting and generally maintaining any landscaped areas and any other easements things or conveniences which shall at any time during the Term belong to or be capable of being used or enjoyed by the Demised Premises or the Tenant or occupier thereof or any part thereof in common or jointly with any other person or persons and any other act or thing done in or about or in connection with the Estate reasonably calculated to be for the benefit of the Tenant (either alone or in conjunction with other tenants of the Landlord) but not otherwise provided for herein

"Outgoings"                  All existing and future rates taxes duties charges
                             assessments impositions and outgoings but excluding any tax imposed on the Landlord in respect of receipt of rent or other payment made by the Tenant under this Lease or any disposition or dealing with the ownership of the reversion of this Lease

"Particulars"                The details on the preceding pages headed
                             "Particulars"

"Plan 1"                     Plan 1 annexed hereto

"Planning Acts"              The Town and Country Planning Act 1990 the
                             Planning (Listed Buildings and Conservation Areas)
                             Act 1990 the Planning (Hazardous Substances) Act
                             1990 the Planning (Consequential Provisions) Act
                             1990 and the Planning and Compensation Act 1991

"Regulations"                Such reasonable regulations as the Landlord may
                             make in accordance with good estate management from time to time in connection with the management of the Common Parts or any services thereon or therein of which the tenant has been given a copy

"Requisite Notice"           A notice in writing to the Tenant seventy-two
                             hours before any entry is made on the Demised premises PROVIDED THAT in the case of an emergency no notice shall be required

"Service Charge"             The reasonable and proper costs expenses
                             and outgoings reasonably and properly incurred by the Landlord in providing the Management Services

"Surety" Shall include if he is an individual his personal representatives

"Tenant" Shall include the Tenant's successors in title and if he is an individual his personal representatives

"Term" The term mentioned in the Particulars which shall include any extension or continuation whether by statute or at common law

"Termination Date"           The date of expiration or sooner determination of
                             the Term

"VAT"                        Value Added Tax or any tax amending or replacing it

"1987 Order"                 The Town & Country Planning (Use Classes)
                             order 1987 and (but only if the Landlord shall so elect in writing) any amendment

"The Permitted Part"         Such part of these demised premises as shall be
                             designated as such by the Tenant subject to the prior written approval of the Landlord (such approval not to be unreasonably withheld or delayed) provided that the landlord shall not be required to approve more than one permitted part.

2. INTERPRETATION

In this Lease:

2.1   The Particulars shall be included in and form part of this lease.

2.2 I there is more than one person as the Tenant or the Surety the singular shall include the plural and the covenants by such persons shall be joint and several

2.3 Where any act is prohibited the Tenant shall not allow or suffer such act to be done

2.4 Where the Landlord or any other person exercises any rights to enter the Demised Premises under this lease unless specifically provided herein to the contrary the person exercising such right will make good any damage caused with all due diligence and speed to the Demised Premises but neither such person nor the Landlord shall be liable for any compensation.

2:5 If this Lease shall at any time be an underlease any provision in this Lease

      2:5:1 Requiring the Tenant to obtain the consent or approval of the Landlord shall be deemed to include a requirement for the Tenant also to obtain the consent or approval of all superior landlords on the same basis as required under this Lease and the reasonable and proper costs and expenses of obtaining such consent (whether or not consent is granted) shall be a debt due by the Tenant to the Landlord and shall be repaid on demand with Interest

      2:5:2 Entitling the Landlord to enter on the Demised Premises shall be Deemed to authorise all superior Landlords so to enter

      2:5:3 Authorising the Landlord (and by virtue of the preceding sub-clause any superior landlord) to enter the Demised Premises shall extend to those authorised by it or them

      2:5:4 Requiring the Landlords consent which cannot be unreasonably withheld or delayed the Superior Landlord shall not unreasonably withhold its consent

                  2:6 Reference to any Act includes any Act amending modifying re-enacting or replacing it

3.    Demise

      The Landlord DEMISES to the Tenant ALL THOSE the Demised Premises TOGETHER with the Landlord's Fixtures AND TOGETHER with the easements and rights specified in the First Schedule EXCEPTING AND RESERVING to the Landlord the rights and easements specified in the second Schedule TO HOLD the Demised Premises to the Tenant from and including the Commencement Date for the Term SUBJECT to those matters contained or referred to in a conveyance dated 28th September 1988 between Carter Commercial Developments (London) Limited (1) and Hostmoor Limited (2) and Ernest John Lord (3) YIELDING AND PAYING

3.1 Yearly and Proportionately for any fraction of a year from and from and including the Rent Commencement Date the insurance rent as determined pursuant to Clause 4.2 hereof and the Service Charge Rent

3.2 Interest Value Added Tax and all other sums whatsoever as shall become payable by the Tenant to the Landlord under the provisions of this Lease which are all hereby reserved as rent

4.    Insurance

The Landlord covenants with the Tenant to:

4.1 insure the Demised Premises subject to such usual and reasonable excesses exclusions or limitations as the Landlord or its Insurers may require in such reputable insurance office or with such underwriters and through such agency as the Landlord may from time to time decide in such sum as the Landlord may reasonably estimate as the full reinstatement value of the Demised Premises or such higher value as the Tenant may reasonably require including demolition site clearance and shoring up Architects and surveyors and other professional fees and incidental expenses and value added tax on such items against such of the following and such other risks as the Landlord may from time to time deem necessary or appropriate in so far as the same are obtainable on normal commercial terms

      4.1.1 Loss or damage by fire explosion storm tempest (including Lightning) flood burst or overflowing pipes and tanks sprinkler damage subsidence leave earthquake impact from vehicles aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom riot civil commotion and malicious damage

      4.1.2 Public and property owner's liability of the Landlord

      4.1.3 Loss of rent payable under this Lease from time to time (having regard to any review of rent which may become due under this Lease) for three years or such longer period as the Landlord may from time to time reasonably consider to be sufficient for the purposes of planning and carrying out any such reinstatment

      4.2.1 At the reasonable request of the Tenant the Landlord will produce evidence of such insurance and of the payment of the last premium

      4.2.2 To notify the Tenant of any change in the risks covered under the policy within 28 days of the Landlord becoming so aware

      4.2.3 To use reasonable endeavours to procure that the interest of the Tenant is noted or endorsed on the Policy

4.3 If any part of the Demised Premises or the access to it is damaged by any of the Insured risks which the Landlord has covenanted in the Lease to insure or by any additional risk against which the Landlord has insured and the Demised Premises or any part of it is unfit for use and if the policy or policies of insurance shall not have been vitiated or payment refused in whole or in part as a result of some act or default of the Tenant or anyone under its control or on the Demised Premises at its invitation or with its consent then a fair proportion in accordance with the nature and extent of the damage of the Rent and Service Charge shall be suspended until the Demised Premises shall be fit use and any dispute regarding in default of agreement upon the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors under the Arbitration Acts 1950 and 1979

4.4 If the Demised Premises are damaged by any of the Insured Risks which the Landlord has covenanted in the Lease to insure or by any additional risk against which the Landlord has insured then subject to paragraph 4.5 below and subject to the Landlord being able to obtain all necessary consents the Landlord will lay out the net proceeds of such insurance in reinstating the insured premises and the Tenant will pay to the Landlord on demand the amount equivalent to any excess which may be applicable to such insurance in respect of the Demised Premises and any shortfall shall be made up by the Landlord

4.5.1 Whenever the Building is destroyed or damaged by any risk against which the Landlord has covenanted in this Lease to insure or by any additional risk against which the Landlord has insured and the Demised Premises or the Building or any part of it is still unfit for occupation and use three years after the date upon which it first became unfit either party may for so long as the Demised Premises or the Building or part remains unfit serve on the other a notice referring to this clause where upon this Lease will immediately come to an end

4.5.2 Termination under the preceding clause will not affect any rights that either party may have against the other

4.6 The Landlord shall not be obliged to comply with the obligations under Clause 4.4 hereof if payment of the insurance moneys has been refused in whole or in part by reason of any act or default of the Tenant or anyone under its control or on the Demised Premises at its invitation or with its consent and the Tenant has not complied with Clause 4.7.2 hereof

4.7   The Tenant hereby covenants with the Landlord

      4.7.1 To pay the Landlord within 14 days of demand the amount of the premium for insuring the Demised Premises against the Insured Risks from the commencement Date as conclusively determined by the Landlord

      4.7.2 If the payment of any insurance moneys is refused due to an act or default of the Tenant to pay to the Landlord on demand the amount so refused and also to pay to the Landlord on demand the amount of any excess as mentioned in Clause 4.4

      4.7.3 Not to do anything which may prejudice any policy of insurance for the time being in force in respect of any part of the Demised Premises or the Building or any nearby premises or which may result in such insurance becoming void or voidable or the rate of premium under such insurances being increased and at all times to comply with all requirements of the insurers of the Demised Premises

      4.7.4 To keep the Demised Premises supplied with such fire fighting equipment as the insurers of the Demised Premises may reasonably require and the competent Fire Authority may require or as the Landlord may reasonably require and to maintain such equipment to the satisfaction of all such persons

      4.7.5 Not to store inflammable or explosive substances or goods at the Demised Premises and in respect of which the Insurers have been notified and given their written consent nor to obstruct the access to any fire equipment or the means of escape from or over the Demised Premises and in the event of anything happening which might affect any insurance policy relating to the Demised Premises forthwith to give notice to the Landlord

      4.7.6 To insure in the joint names of the Landlord and Tenant all plate glass in the Demised Premises against breakage or damage in its full reinstatement value for the time being with an insurance office or underwriters approved in writing by the Landlord such approval not to be unreasonably withheld or delayed and to produce to the Landlord on reasonably demand evidence of such insurance and the payment of the current year's premium and to lay out all monies received from such insurance forthwith in reinstating the plate glass and to make up any deficiency from the Tenant's own moneys and subject hereto not to effect any insurance over the Demised Premises in respect of any of the Insured Risks

      4.7.7 To reimburse to the Landlord on demand the reasonable and proper cost of valuations for insurance purposes which the Landlord shall cause to be made from time to time but not more frequently than once in every three years

5.    Tenant's Obligations

The Tenant further COVENANTS with the Landlord:

5.1   Rents and other payments

      5.1.1 To pay the rents reserved by this Lease without deduction or set off in accordance with its terms and in the event that any rent shall be unpaid for more than fourteen days after the due date (whether formally demanded or not) then in addition to pay Interest thereon from such due date until actual payment

      5.1.2 To pay every other sum due under this Lease on the due date and in default to pay Interest thereon in addition from such due date until actual payment

5.2   Repair and decoration

      5.2.1 At all times to repair and to keep the Demised Premises and the Landlords's fixtures in good and substantial repair and condition free from all defects whether or not inherent in the Demised Premises and to yield up the same at the Termination Date in accordance with the covenants by the Tenant contained in this Lease (damage by any of the Insured Risks which the Landlord has covenanted in this Lease to insure or by any additional risk against which the Landlord has insured excepted unless payment of the insurance moneys shall be withheld in whole or in part by reason solely or in part of any act or omission of the Tenant or anyone under its control or any person on the Demised Premises at its invitation or with its consent) and if the Tenant shall fail fully to comply with the provisions of this Clause to pay to the Landlord (notwithstanding the termination of this Lease) immediately prior to the termination of this Lease for the period reasonably required by the Landlord

            5.2.1.1 To prepare a schedule of dilapidations provided that the
                    Landlord shall have used all reasonable endeavours to do so and to supply the Tenant with a copy of the same at least three months prior to the termination of the Lease

            5.2.1.2 To prepare a detailed specification of the work required

            5.2.1.3 To obtain quotations for such work and

            5.2.1.4 To carry out such works

      5.2.2 To keep the Demised Premises and all Conduits within the Demised Premises which exclusively serve the Demised Premises in a clean and tidy condition and properly cleansed and free from obstruction and in particular to clean all the inside of the windows and all other inside glass in the Demised Premises monthly

      5.2.3 Without prejudice to the generality of the foregoing during the fifth year in respect of the interior of the Demised Premises and during the third and every succeeding third year in respect of the exterior and in either case in the last six months of the Term to paint with a printing coat and two coats of good quality paint or otherwise treat as the case may be all the wood and metalwork of the Demised Premises usually painted or otherwise treated provided that the Tenant shall not be required to decorate more than once in any eighteen month period in a workmanlike manner to the reasonable satisfaction of the Landlord and to paint or paper in a workmanlike manner all walls and ceilings of the Demised Premises usually painted or papered as the case may be such colours patterns and materials as the Landlord may require and in every case materials of the good quality only shall be used and also during the last three months thoroughly to clean all other parts of the Demised Premises and to repair or replace any of the Landlord's Fixtures which need renewal or replacement

      5.2.4 To repair or replace forthwith by new articles of similar kind and quality any fixtures fittings or plant or equipment (other than tenants or trade fixtures and fittings) in the Demised Premises which shall become in need of replacement

      5.2.5 To keep any part of the Demised Premises which may not be built upon adequately surfaced in good condition free from weeds and the Planted Area properly cultivated

      5.2.6 At the reasonable request of the Landlord by at the cost of the Tenant to enter into such contracts with such persons as the Landlord may approve for the maintenance and repair of the Demised Premises and/or the plant and machinery contained therein

5.3   Alterations and additions

      5.3.1 That no new building or new structure of any kind shall at any time be erected upon any part of the Demised Premises

      5.3.2 Not to make any internal or external alterations or additions to any part of the Demised Premises and not to cut maim or removed any structural parts of the Demised Premises and not to make any change in the existing design or appearance of the Demised Premises PROVIDED ALWAYS that the Tenant may with the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) carry out internal non-structural alterations to any buildings for the time being erected on the Demised Premises Provided That the Landlord shall have the right to require that such alterations either remain or are removed at the determination of the Term

5.4   User

      5.4.1 At all times during the Term to use the Demised Premises in accordance with the provisions for User specified in the Particulars and not to use the same or any part for any other purpose and not to permit the Demised Premises to remain vacant for more than eight week in any period of twelve months except in so far as:

            5.4.1.1 the Tenant may be prevented from doing so by reason of destruction or damage to the Demised Premises by an Insured Risk

            5.4.1.2 May be necessary for the carrying out with all
                    reasonable speed of any substantial repairs alterations or additions to the Demised Premises

            5.4.1.3 To do so would be in breach of any other provision of this Lease

            5.4.1.4 There are circumstances outside the reasonable control of the Tenant

      PROVIDED THAT with the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) the Demised Premises may be used for a use falling within the Alternative Use Class

      5.4.2 Not to use any part of the Demised Premises for any noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose nor for any sale by auction and not to commit any nuisance or do anything which may be or become an inconvenience or cause damage or disturbance to the Landlord or any other person

      5.4.4 Not to allow empty containers or rubbish of any description to accumulate upon the Demised Premises elsewhere on the Estate (unless properly stacked or placed within any refuse store provided for that purpose) nor to discharge into any Conduit any deleterious matter or any substance which might pollute or be or become a source of danger or injury to the drainage system of the Demises Premises of any other property or person

      5.4.5 Not to use any part of the Demised Premises in such manner as to subject it to any strain or interference which is not reasonable or is in excess of that which the Demised Premises were designed to bear and not to install machinery on the Demised Premises which shall be unduly noisy or cause undue vibration

      5.4.6 Not to do anything on the Demised Premises which might reasonably be expected to produce directly or indirectly corrosive fumes or vapours or moisture or humidity in excess of that which the
              Demised   Premises   were  designed  to  bear  and  are  otherwise
              reasonable

      5.4.7 Not to erect or display any mast or pole flag signboard advertisement inscription bill placard or sign whatsoever on the Demised Premises or the windows thereof so as to be seen from the exterior without the previous written consent of the Landlord which shall not be unreasonably withheld in respect of a sign stating the Tenant's name and business or profession (such sign if the Landlord so requires to be removed and any damage caused thereby made good by the Tenant at the Termination Date)

      5.4.8.1 To comply with the Regulations made by the Landlord from time to time

      5.4.8.2 To notify the Landlord and the appropriate Local Police Officer of the name and address and telephone number of two key holders of the Demised Premises

      5.4.9 Not to load or unload any vehicle outside the Demised Premises unless the vehicle shall be in an area provided from time to time for that purpose and not to obstruct or damage any part of the Service Yard

      5.4.10 To give written notice to the Landlord of any defect in the Demised Premises, which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing. In order to comply with the duty of care imposed on the Landlord pursuant to the Defective Premises Act

              1972 and at all times to display and maintain all notices which the Landlord may from time to time reasonably require to be displayed at the Demised Premises

      5.4.11 Not to stop up or paint out any windows at the Demised Premises and not to permit any encroachment upon the Demised Premises or the acquisition of any new right to light passage drainage or other easement over any part of the Demised Premises and to give as soon as reasonably practicable written notice to the Landlord of any threat such encroachment or acquisition and at the Landlord's written request and at the cost of the Tenant to take such action as the Landlord may reasonably require to prevent such encroachment or acquisition

      5.4.12 To put and keep the Planted Area as a landscaped area and to maintain the same in an attractive and proper manner and not to cut lop fell maim or injure any trees or shrubs or bushes now growing or to be planted thereon or any other part of the Demised Premises without the prior written consent of the Landlord

      5.4.13 Not to use the Service Are other than for the loading and unloading of goods

5.5   Alienation

      5.5.1 Not to assign charge underlet or part with or share Possession or occupation of the whole or any part of the Demised Premises except as provided in this subclause

      5.5.2   Not to assign the whole of the Demised Premises without:

              5.5.2.1 Procuring that any intended assignee (the Assignee) of the Demised Premises enters into direct covenants with the Landlord to pay the rents reserved by this Lease and observe and perform all the Tenant's covenants in this Lease from the date of the assignment or transfer of the Tenant's interest hereunder to the Assignee for the residue of the Term or until such interest is further assigned (other than by an excluded assignment within the meaning of Section 11 of the Landlord and Tenant (Covenants) Act 1995 whichever is the shorter period

              5.5.2.2 Obtaining the consent of the Landlord (such consent not to be unreasonably withheld or delayed)

              5.5.2.3 first entering into an Authorised Guarantee Agreement within the meaning of Section 16 of the Landlord and Tenant (Covenants) Act 1995 in substantially the form of the draft set out in the Eighth Schedule

      5.5.3 The Landlord may refuse the consent referred to at 5.5.2.2 above where there is at the time of the Tenant's request for such consent any outstanding rent due hereunder

      5.5.4 If it is reasonable to do so the Landlord shall be entitled to require as a condition precedent to the grant of the consent referred to at 5.5.2.2 above the provision of a deed of Covenant duly executed by one or two guarantors reasonably acceptable to the Landlord by which he or they enter into covenants with the Landlord in the form of the covenants set out in the Fourth Schedule

      5.5.5 The power of the Landlord to decide upon any of the matters requiring its decision under sub-clause 5.5.4 shall be exercised reasonably

      5.5.6 Not to underlet the whole or the permitted part of the Demised Premises without obtaining the consent of the Landlord (such consent not to be unreasonably withheld or delayed) nor otherwise than by an instrument in writing approved by the Landlord (such approval not to be unreasonably withheld or delayed) on the same terms and conditions as this Lease so far as applicable to the premises underlet, and:

            5.5.6.1 containing an absolute prohibition against the
                    underlessee underletting charging parting with possession or sharing the occupation of the premises underlet or any part of them or assigning part of them

            5.5.6.2 containing a covenant by the underlessee not to assign the premises underlet without the prior written consent of the Landlord under this Lease (such consent not to be unreasonably withheld or delayed)

            5.5.6.3 at a rent equal to the then market rent of the Demised
                    Premises without taking any fine or premium

            5.5.6.4 containing provisions for the rent reserved by the underlease to be reviewed in an upward direction only with effect from the same dates on which the rent hereby reserved is to be reviewed

            5.5.6.5 containing provisionsfor the re-instatement of the
                    Demised Premises to a single unit in the case of a sublease of a Permitted Part

            5.5.6.6 containing or having endorsed upon it an agreement excluding sections 24 to 28 of the Landlord and Tenant Act 1954 authorised by an order of the court under section 38(4) of that Act nor without procuring that any intended underlessee enters into direct covenants with the Landlord under this Lease to observe and perform the Tenant's covenants in this Lease so far as applicable to the premises underlet and the covenants to be contained in the proposed underlease by virtue of the provisions of this paragraph 5.5

      5.5.7 Not to waive or vary the covenants on the part of any underlessee and the provisions for review of rent contained in any underlease

      5.5.8 Notwithstanding the other provisions of this clause 5.5 The tenant may share the occupation of the whole or any part of the Premises with a company which is a member of the same group as the Tenant (within the meaning of section 42 of the Landlord and Tenant Act
            1954) or a member of or associated to the Cooperative Society for so long as both companies shall remain members of the same group or a member of or associated to the Cooperative Society and otherwise than in a manner that creates or transfers a legal estate

      5.5.9 Within one month after every assignment or sub-letting of the Demised Premises and any devolution of this Lease to give notice with full particulars to the Landlord or to his solicitors and to pay on each occasion Such reasonable registration fee as the Landlord or his solicitors shall specify and at the same time as the notice shall be given to produce for inspection any assignment or counterpart of the sub-lease

      5.5.7 To produce on demand such evidence as the Landlord may require to satisfy itself that the Tenants covenants in the Lease have been complied with

5.6   Entry

      5.6.1 To permit the Landlord at all reasonable times upon Requisite Notice to enter upon the Demised Premises:

            5.6.1.1 To examine their condition and to take schedules of repairs and the like and inventories of fixtures and fittings plant and machinery

            5.6.1.2 To execute any works of construction repair decoration or any other nature on any adjoining or neighbouring premises or to carry out any repairs decorations or other work which the Landlord must or may carry out under the provisions of this Lease upon or to the Demised Premises

            5.6.1.3 For any other purpose connected with the interest of the
                    Landlord in the Demised Premises including (without prejudice to the generality of the foregoing) for the purpose of valuing or disposing of any interest of the Landlord or any Superior Landlord or doing anything which may be necessary to prevent a forfeiture of any superior lease for the time being affecting the Demised Premises

            5.6.1.4 Where the Tenant or occupier of the Demised Premises will have no right to renew this Lease under the Landlord and Tenant Act 1954 or has lost that right to permit the Landlord or his agent in the last six months of the Term of affix a sign or signs indicating that the Demised Premises are to let

      5.6.2 If as a result of an inspection or otherwise the Landlord Becomes aware of any breaches of covenant by the Tenant hereunder the Landlord may give notice in writing thereof to the Tenant and the Tenant shall immediately in the case of emergency or otherwise within such reasonable period as the Landlord shall stipulate remedy such breach of covenant in accordance with such notice and the covenants contained in the Lease to the reasonable satisfaction of the Landlord AND if the Tenant shall fail within a reasonable time of such notice or immediately in case of emergency to commence and diligently and expeditiously continue to comply with such notice or if the Tenant shall at any time make default in the performance of any of the covenants contained in this Lease for or relating to the repair decoration or maintenance of the Demised Premises then (without prejudice to right or re-entry and forfeiture hereinafter contained) the Landlord may enter or in the case of emergency break and enter upon the Demised Premises and carry out or cause to be carried out all or any of the works referred to in such notice or remedy the default of the Tenant and in such circumstances the Landlord shall be under no liability to make good any damage whatsoever and all reasonable and proper costs of all such works and all expenses incurred in remedying such defaults in each case shall be paid by the Tenant to the Landlord on demand

5.7   Planning Acts and Environmental Acts and Acts generally

      5.7.1 To comply with all Acts (including without prejudice to the generality of the foregoing the Planning Acts and the Environmental
            Acts)

      5.7.2 At its own expense to obtain from the appropriate authorities all licences consents and permissions as may be required for the carrying out by the Tenant of any operations on or the use of any part of the Demise Premises and fully to comply with the conditions of any statutory authorisations

      5.7.3 To take all necessary steps to prevent the Demised Premises (including the land thereof) from being polluted by any act or process carried out by the Tenant and forthwith to clean up any pollution so caused

      5.7.4 To pay to the Landlord any clean up costs incurred by theLandlord as a result of the Tenant's failure to comply with Clause 5.7.3 whether such costs are incurred during or after the expiration of the Term

      5.7.5 Not to make any application for planning permission without first producing a copy of the same and obtaining the prior written consent of the Landlord to such application which consent shall not be unreasonably withheld or delayed

      5.7.6 Unless the Landlord shall otherwise in writing direct to carry out before the Termination Date any works stipulated to be carried out to the Demised Premises as a condition of any planning permission which may have been granted during the Term and Implemented by the Tenant or any other person whether or not the date by which the planning permission requires such works to be carried out falls within the Term

      5.7.7 If reasonably required by the Landlord but at the cost of the Tenant to appeal against any refusal of Planning Permission or against the imposition of any conditions on a planning permission in either case made pursuant to an application therefore under this sub-clause

      5.7.8 Not to do anything in the Demised Premises or cause them to be occupied in such a way as will cause any part of any other land owned or occupied by the Landlord not to comply with any Act

      5.7.9 As soon as reasonably practicable on the receipt of notice thereof to give full particulars to the Landlord of any permission notice order or proposal relevant to the Demised Premises or to the use therof given to the Tenant or the occupier of the Demised Premises (together with a copy of any notice permission letter or document) under the Planning Acts or any other Act and without delay to take all necessary steps to comply therewith the written approval of the Landlord (such approval not to be unreasonably withheld) and also at the request and cost of the Landlord to make or join with the Landlord in making such objections and representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall reasonably require

5.8   Outgoings costs and fees

      5.8.1 To pay and discharge all Outgoings which now are or may be charged levied assessed or imposed upon the Demised Premises or upon the owner or occupier thereof and to pay bear and discharge the proportion properly and fairly attributable to the Demised Premises of any Outgoings as may be charged levied assessed or imposed upon any premises of which the Demised Premises form part such proportion to be determined by the Surveyor for the time being to the Landlord whose decision shall be final provided that the Landlord's Surveyor shall use proper skill and judgement and not to make any claim for relief against Outgoings payable in respect of the Demised Premises without the Landlord's prior written consent provided that such consent shall not be unreasonably withheld or delayed

      5.8.2 To pay to the Landlord on demand a due proportion to be conclusively determined by the Landlord's Surveyor of all costs charges and expenses including Surveyor's and other professional fees (if any) and including a management charge of 10% of such costs charges expenses and fees incurred in connection with or relating to or making future provision for Management Services

      5.8.3 To pay to the Landlord on demand all reasonable and proper costs charges and expenses (including professional advisers' costs and fees) incurred by the Landlord or any Superior Landlord

            5.8.3.1 In or in proper contemplation of any proceedings under
                    Section 146 or 147 of the Law of Property Act 1925 including the preparation and service of notice thereunder (notwithstanding forfeiture is avoided otherwise than by relief granted by the Court)

            5.8.3.2 In the preparation and service of any schedule of
                    dilapidations at any time during or after the Term

            5.8.3.3 In connection with any breach of covenant by or the recovery of arrears of rent due from the Tenant hereunder

            5.8.3.4 In respect of any application for consent required by this Lease Whether or not such consent be granted save where consent is unreasonably withheld

            5.8.3.5 In the negotiation preparation and completion of this
                    Lease and the counterpart thereof

      5.8.4 If any payments are to be made by the Tenant under this Lease to the Landlord or any person on the Landlord's behalf the Tenant shall pay any VAT which is or may become payable in respect thereof together with interest PROVIDED always that the person to whom such payments are to be made shall (if appropriate) have elected to waive its exemption from VAT and in any event shall have supplied the Tenant with an appropriate VAT invoice

5.9   New Guarantor

      Within fourteen days of the Tenant becoming aware of the death during the Term of any person who has or shall have guaranteed to the Landlord the Tenants obligations contained in this Lease or of such person becoming bankrupt or having a Receiving Order made against him or being a Company passing a Resolution to wind up or entering into liquidation then to give notice thereof to the Landlord and if so required by the Landlord at the expense of the Tenant within twenty eight days to procure some other person reasonably acceptable to the Landlord to execute a guarantee in respect of the Tenants obligations contained in this Lease incorporating the covenants set out in the Fourth Schedule hereto

5.10  Superior Interest

      If this Lease shall at any time be an underlease to comply with all the tenant's covenants contained in all superior leases (other than the covenants to pay rent) provided that they are no more onerous on the Tenant than those contained in this Lease as if such covenants were set out in this Lease in full as covenants to be performed by the Tenant

5.11  Material Development

      Unless required to enable the Tenant to use the Demised Premises in accordance with clause 5.4.1 of this Lease or to comply with any other provisions of this Lease not to carry out on any part of the Demised Premises any development for which planning permission may be required or which may lead to a fiscal imposition on the Landlord unless the Landlord shall agree thereto in writing (which agreement may be given on such terms and subject to such conditions as the Landlord shall in its absolute discretion determine)

5.12  Indemnity

      To keep the Landlord fully indemnified against all damages losses costs expenses proceedings and liabilities arising directly or indirectly out of the existence state of repair or user of the Demised Premises any breach of the Tenants covenants herein contained

6     Covenants by the landlord

6.1   The Landlord COVENANTS with the Tenant as follows:

      6.1.1 Quiet enjoyment- that the Tenant paying the rents reserved observing and performing its covenants and conditions contained in this Lease may peaceably and quietly hold and enjoy the Demised Premises without any lawful interruption by the Landlord or any person rightfully claiming through under or in trust for it

      6.1.2 Superior Lease rents

            6.1.2.1 To pay the rents reserved by any superior lease for the time being in force and to comply with the terms of any superior lease in relation to all parts of the Building not comprised in the Demised Premises

            6.1.2.2 On the request of the Tenant to use all reasonable endeavours to enforce the covenants on the part of the Superior Landlord and to use all reasonable endeavours to obtain the consent of any superior landlord required under any superior lease when:

                    a)    The Tenant has applied for consent under this Lease

                    b) The Landlord gives consent or could not reasonably refuse it or gives it subject to conditions being obtainable fromany superior landlord or

                    c)    Consent is required under any Superior Lease

7.    Provisos

      IT IS HEREBY AGREED AND DECLARED as follows:

7.1   Re-entry

      Notwithstanding and without prejudice to any other remedies and powers herein contained or otherwise available to the Landlord if the rents reserved or any part thereof shall be unpaid for twenty one days after becoming payable whether formally demanded or not or if any covenant on the Tenant's part or condition contained in this Lease shall not be performed or observed or if the Tenant's for the time being (being a Company) enters into liquidation whether compulsory or voluntary (save for the purpose demonstrated to the Landlord's satisfaction of reconstruction or amalgamation whilst solvent) or passes a resolution for winding up (save as aforesaid) or is unable to pay its debts within the meaning of Sections 122 and 123 of the Insolvency Act or summons a meeting of its creditors or any of them under Part 1 of the Insolvency Act or suffers a petition for an Administration Order in respect of it to be file din Court or suffers a receiver or administrative receiver to be appointed or being an individual or being more than one individual anyone of them has a receiving order made against him or becomes bankrupt or is unable to pay or has no reasonable prospect of being able to pay his debts within the meaning of Sections 267 and 268 of the Insolvency Act or if the Tenant (or if there is more than one Tenant any of them) enters into composition with his or their creditors or suffer any distress or execution to be levied on his or their goods or if an interim order Is made under Part VIII of the Insolvency Act then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter upon the Demised Premises or any part thereof in the anme of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any breach non-observance or non-performance of any of the Tenant's covenants or any conditions herein contained

7.2   Service of Notices

      Any demand or notice to be served on the Tenant or any Surety hereunder shall be validly served if sent by first class post addressed to the Tenant or the Surety respectively (and if there shall be more than one of them then to any of them) at its registered office or its last known address or at the Demised Premises Any notice to be served on the Landlord shall be validly served if sent by first class post addressed to the Landlord at its registered office Any demand or notice sent by post shall be conclusively treated as having been served Forty eight hours after posting Provided that whilst the Tenant is National Co-operative Chemists Limited notices shall only be effective if served at its registered office

7.3   Adjoining land

      Nothing in this Lease shall prevent the Landlord and all persons authorised by it without requiring any consent from or making any compensation to the Tenant dealing as it or they may think fit with any land or buildings adjacent or near to the Demised Premises erecting or suffering to be erected on any part of such land any buildings or structures whatsoever or making any alterations or additions or carrying out any demolition or rebuilding whatsoever which it or they may think fit and without prejudice to the generality of the foregoing notwithstanding that such buildings alterations or additions shall affect or diminish the light or air which may nor or at any time during the Term be enjoyed by the Demised Premises provided that it shall use all reasonable endeavours to procure that the minimum disruption is caused to the Tenant's trade or business permitted under this Lease

7.4   No liability in damages

      The Landlord shall not in any circumstances incur any liability in respect of damage to person or property or otherwise howsoever by reason of any act neglect default or misfeance of the Landlord its servants employees agents or independent contractors or by reason of any accidental damage which may at any time be done to the Demised Premises or to any of the goods persons or property of the Tenant or any other person in performance of any services for the Tenant at the Tenant's request but this exclusion does not apply to obligations specifically imposed on the Landlord by this Lease

7.5   Failure to perform obligations

      7.5.1 The Landlord shall not in any event be liable to the Tenant in respect of any failure of the Landlord to perform any of its obligations to the Tenant hereunder whether expressed or implied unless the Tenant has so notified the Landlord and the Landlord has failed within a reasonable time to remedy the same and then in such case the Landlord shall be liable to compensate the Tenant only for loss or damage sustained by the Tenant after such reasonable time has elapsed

      7.5.2 Without prejudice to the generality of the foregoing the Landlord shall not be liable to the Tenant nor shall the Tenant have any claim against the Landlord in respect of any interruption to the Services referred to in clause 6.1.3 of this Lease provided the Landlord has used all reasonable endeavours to perform the same by reason of necessary repair renewal or maintenance of any installations or apparatus Comprised therein or by reason of any other cause whatsoever outside the reasonable control of the Landlord or other defect or breakdown frost or other inclement conditions or unavoidable shortage of fuel materials water or labour or any act omission or negligence of any servant of the Landlord in or about the performance or purported performance of any duty relating to the provisions of the Management Services or any of them

7.6   Statutory compensation

      Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Demised Premises or any part thereof any compensation under the Landlord and Tenant Act 1954

7.7   Exclusion of rights not granted

      Nothing herein contained shall operate expressly or impliedly to confer upon or grant to the Tenant any easement right or privilege other than those expressly hereby granted and set out in the First Schedule hereto

7.8   Tenant's acknowledge

      Nothing contained in this Lease shall imply or warrant that the Demised Premises may in accordance with the Planning Acts be used for the purpose herein authorised and the Tenant hereby acknowledges and admits that the Landlord has not given or made at any time any representation or warranty that any such use is or will be or will remain a permitted use under the Planning Acts

8     Covenants By and Provisions Relating to the Surety

      The Surety hereby:

8.1 covenants with the Landlord in the terms set out in the Fourth Schedule hereto

8.2   submits to the jurisdiction of the English Courts

8.3   acknowledges that this Lease is governed by English Law

8.4 confirms and nominates as its address for service ("the service address") Unit 1, Norwood Road, March, Cambridgeshire

8.5 consents to the service of all notices and proceedings in connection with this Lease at the service address

8.6 acknowledges that the jurisdiction and service of proceedings as hereinbefore provided are non-exclusive and shall not limit any other rights or remedies of the Landlord under the laws of any jurisdiction where assets of the Tenant or the Surety may be found and

8.7 warrants that it has power to enter into this Lease and to covenant as herein set out and that it will at its own cost produce to the Landlord a certificate duly given by an Attorney at Law qualified to practice in the State in which the Surety is incorporated that the manner in which this Lease has been executed by the Surety complies with all statutes and regulations relating to or affecting the Surety

      IN WITNESS whereof the parties hereto have executed and delivered this Lease as a Deed on the date specified and the Particulars

                      THE FIRST SCHEDULE above referred to
                         (Rights and easements granted)

1. The right for the Tenant its servants and employees and visitors and those authorised by it in common with the Landlord any superior landlords those authorised by either or any of them and all others having the same right:

2. To the free and uninterrupted passage of services and facilities through the Conduits under or over the Estate and now or at any time during the Term serving the Demised Premises

3. To pass with or without vehicles over the Access Roadway and circulation areas for the purpose of access to and egress from the Demised Premises and the Service Yard (and the right to park temporarily on the Service Yard and circulation area in order to use the loading doors at the front of the Demised Premises)

4. To use such of the Common Parts for all proper purposes in connection with the use and enjoyment of the Demised Premises including (for example) to pass and to repass to and from the Demised Premises

5. The right to install and maintain security equipment on the Demised Premises with the consent of the Landlord such consent not to be unreasonably withheld or delayed

6. The right to erect and maintain on the exterior of the Demised Premises the Tenant's normal trade signage from time to time and such other signage as may be agreed by the Landlord such agreement not to be unreasonably withheld or delayed

                      THE SECOND SCHEDULE above referred to
                         (Rights and easements excepted)

The following rights and easements are excepted and reserved out of the Demised Premises to the Landlord any superior landlords and their respective tenants and the occupiers of any adjoining or neighbouring premises and all other persons authorised by the Landlord or any superior landlord or having the like rights and easements:

1. The free and uninterrupted passage of services and facilities through the Conduits which are now or may at any time during the Term be in the Demised Premises with the right to repair maintain and renew such Conduits and the right at any time but on Requisite Notice to the Demised Premises

2. The right to build rebuild or execute any other works upon any adjacent or nearby premises in such manner as the Landlord may think fit notwithstanding any interference with or damage caused thereby to the Demised Premises or to the access or enjoyment of light and air to or in respect of the Demised Premises Provided that the Landlord uses reasonable endeavours to procure that the minimum disruption or interference shall be caused to the business or trade of the Tenant

3. The support and protection from the Demised Premises enjoyed by buildings now or hereafter to be erected

4. The right at any time on Requisite Notice to the Demised Premises in order to a) inspect or view the condition of the Demised Premises b) carry out work upon any Conduits or adjacent premises and c) to carry out any repairs or other work or do anything which the Landlord must or may carry out or do under the provisions of this Lease

5. The right with the Landlord's Surveyor or any other surveyor acting for the Landlord at any time on requisite notice to enter to inspect and measure the Demised Premises for all purposes connected with any pending or intended step under Part II of the 1954 Act

                      THE THIRD SCHEDULE above referred to

1. In this Schedule the following expressions shall have the following meanings:

1.1   The Rent Review Dates are specified in the Particulars

1.2 The "relevant review date" shall mean the Rent Review Date at which the rent is to be reviewed

1.2 "Open market rent" shall mean the best yearly rent for which the Demised Premises could reasonably be expected to be let with vacant possession on the relevant review date in the open market by a willing lessor to a willing lessee without taking a fine or premium for the Term from the relevant review date with provisions similar to those contained herein for rent review at the rent review intervals and otherwise upon the terms and conditions (save as to the amount of rent) as are herein contained on the assumption (if not a fact) that the Demised Premises and the Estate are in good and substantial repair and free from defects (whether or not inherent) that the Demised Premises are ready and lawfully capable of use for immediate beneficial occupation without the need for any works by the Tenant that any necessary licences or permissions for such use have been obtained and will continue throughout the Term and that all the Tenant's and the Landlord's covenants have been complied with but there being disregarded

      1.3.1 Any effect on rent of the fact that the Tenant or an undertenant may have been in occupation of the Demised Premises

      1.3.2 Any goodwill attached to the Demised Premises by reason of any trade or Business carried on therein by the Tenant or any undertenant

      1.3.3 Any effect of any improvement made by the Tenant for the time being after the date hereof otherwise than pursuance of an obligation to the Landlord

      1.3.4 Any effect on rent of any free period or periods generally available in the Market or of any other inducements given or allowed to the Tenant generally

2.    From and after each Rent Review Date the rent hereinbefore first reserved:
      (hereinafter called "the new rent") shall be whichever is the higher of:

2.1   The yearly rent operative immediately before the relevant review date and

2.2   The open market rent of the Demised Premises

3. If the Landlord and Tenant shall be able to agree the new rent or when the new rent shall have been determined in accordance with the provisions hereof as the case may be a memorandum of the new rent in the form set out in the Fifth Schedule shall be prepared in duplicate by the Landlord's solicitors and Signed by the parties hereto and annexed to this Lease and the Counterpart Hereof

4. If three months before the relevant review date the Landlord and the Tenant shall not have agreed on the new rent payable from the relevant date the Landlord or Tenant may at any time thereafter but before the rent shall be Agreed between the Landlord and the Tenant require an independent Surveyor (hereinafter called "the Surveyor") to determine the open market rent

5. The Surveyor may be agreed upon by the Landlord and the Tenant and in default of such agreement shall be appointed on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors or such professional body of Surveyors as the Landlord shall designate or the person designated by such Institution or body for such purpose and any reference hereafter to the President shall be deemed to include a reference to such officer

6. Notice in writing of his appointment shall be given by the Surveyor to the Landlord and the Tenant and he shall invite each to submit within a specified period (which shall not exceed four weeks) a valuation accompanied if desired by a statement of reasons

7. The Surveyor (who shall be a Chartered Surveyor experienced in the letting and/or valuation of premises of a similar nature to and situate in the same region as the Demised Premises and used for purposes similar to those authorised hereunder at the date of his appointment) shall at the option of the Landlord exercised by notice in writing at or prior to the appointment act either as an arbitrator pursuant to the provisions of the Arbitration Acts 1950 and 1979 or as an expert valuer whose decision shall be final and binding on all persons who are or have been parties hereto (and in default of notice shall act as an arbitrator)

8. The Surveyor shall give notice in writing of his decision to the Landlord and the Tenant within two months of his appointment or within such extended period as may be reasonable

9. If the Surveyor shall fail to determine the open market rent and give notice thereof within the time and in the manner provided or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties the Landlord may apply to the President for a substitute to be appointed in his place which procedure may be repeated as many times as necessary

10. If by the relevant review date the new rent shall not have been agreed or determined (whether or not negotiations shall have commenced) the Tenant appointed by this Lease for payment of rent until the new rent shall have been agreed or determined and thereupon the Tenant shall pay to the Landlord as arrears of rent an amount equal to the difference between the new rent and the rent actually paid for the period since the relevant review date together with Interest thereon from the relevant review date

11. The fees of the Surveyor (including any costs of appointment) shall be shared as the Surveyor shall determine and in default shall be shared equally

12. As respects all periods of time referred to in this Schedule time shall be deemed not to be of the essence

13. If on any Rent Review Date there shall be in force any Act which shall restrict interfere with or affect the Landlord's right to revise the rent hereby reserved in accordance with the terms hereof or to collect the full amount of any increased rent then the Landlord shall be entitled once following each removal or modification of such Act to serve notice requiring a review of the said rent (hereinafter called an "interim notice") upon the Tenant and from and after the date of service of such interim notice until the next Rent Review Date the new rent shall be determined in accordance with Clauses 2 12 inclusive of this Schedule with the substitution of the said date of service for the relevant Review date

                      THE FOURTH SCHEDULE above referred to
                            (Covenants by the Surety)

1. THAT the Tenant will throughout the contractual term of this lease as well as before any disclaimer of their Lease pay the rents hereby reserved as from time to time reviewed on the days and in the manner aforesaid and will observe and perform all the covenants on the part of the Tenant and the conditions contained in this Lease and that in case of default or delay on the part of the Tenant the Surety will pay and make good to the Landlord on demand anything whatsoever which ought to be paid observed or performed as aforesaid including all losses damages costs and expenses thereby arising or incurred by the Landlord provided that as between the Surety and the Landlord the liability of the Surety shall be as a principal debtor or covenator and provided further that no neglect or forbearance by the Landlord inendeavouring to obtain payment of the said rents or enforcing the observance and performance of the said covenants and conditions nor any time which may be given to the Tenant by the Landlord shall release exonerate or in any way affect the liability of the Surety hereunder and provided further that the Surety's covenants herein contained shall remain valid and binding on the Surety notwithstanding any variation in the terms of the said covenants and conditions agreed between the Landlord and the Tenant for the time being except where a variation increases an obligation of the Tenant or imposes a new obligation on the Tenant the Surety will not be liable in respect of that variation but will be liable on the terms of this Lease without that variation any disposition of the Landlord's reversion or any part thereof any disposition of this Lease by the Tenant the release of any one or more persons for the time being constituting the Surety or any other act omission matter or thing whatever whereby (but for this provision) the Surety would be exonerated either wholly or in part from the said covenants other than a release under seal given by the Landlord

2. THAT if the Tenant shall cease to exist (whether by being wound up or struck off the register of companies or otherwise howsoever) or if any liquidator or trustee In bankruptcy of the Tenant shall disclaim this Lease or if this Lease shall be or become forfeited the Surety or such of the persons for the time being comprising the Surety as the Landlord shall choose will forthwith upon being required to do so by the Landlord by written notice given at any time within two months of the date upon which the Landlord has actual notice that the Tenant has ceased to exist or that this Lease has been disclaimed or of such forfeiture as the case may be take up a new lease of the Demised Premises (subject to and with the benefit of this Lease if and insofar as the same is subsisting) and deliver to the Landlord a duly executed counterpart thereof for a new term commencing on the day after the Tenant ceased to exist or the effective date of disclaimer or forfeiture as the case may be and expiring on the day on which the Term was due to expire and otherwise on the same terms (mutates mutandis) as these presents and shall pay rent as from the commencement of the new term and all costs in connection with the giving notice and the granting of the new lease

3. THAT so long as any moneys remain or could be or remain owing by the Surety under this Clause the Surety shall not:

      a) claim or seek to enforce repayment or subrogation or otherwise of any sums for the time being due to the Surety by the Tenant

      b) in the event of liquidation of the Tenant prove in competition with the Landlord in respect of any moneys owing to the Surety by the Tenant but will give to the Landlord the benefit of any such proof and of all monies to be received in respect thereof until all monies owing by the Tenant to the Landlord shall have been paid in full

4. THAT if the Landlord shall not require the Surety to take a Lease of the Demised Premises pursuant to Paragraph 2 above the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the rent that would have been payable under this Lease but for the surrender or disclaimer or forfeiture in respect of the period from the date of such surrender or disclaimer or forfeiture (as the case may be) until the expiration of three months from it or until the Demised Premises shall have been re-let by the Landlord whichever shall first occur

5. AS a separate and independent stipulation that without prejudice to the rights of the Landlord against the Tenant as principal any liability mentioned above which may not be recoverable on the footing of a guarantee whether by reason of any legal limitation on or disability or incapacity of the Tenant or any other fact or circumstance and whether known to the Landlord or not shall nevertheless be recoverable from the Surety as though the same had been incurred by the Surety and the Surety was the sole or principal debtor in respect thereof and shall be paid by the Surety on demand together with Interest (as well before as after any judgement)

6. THAT provisions of this Schedule shall be in addition to and not in substitution for any other rights which the Landlord may have and may be enforced against the Surety without first having recourse to any such rights and without taking any steps to proceedings against the Tenant

7. THAT no assurance security or payment which may be avoided under any provision or enactment relating to liquidation or insolvency for the time being in force (including but not limited to Sections 615 and 617 of the Companies Act 1985 and Sections 238 239 339 and 340 of the Insolvency Act) nor any release settlement or discharge of the Surety which may have been given or made on the faith of any such assurance security or payment shall prejudice or affect the right of the Landlord to recover from the Surety to the full extent of this Clause as if such release settlement or discharge had not occurred

                      THE FIFTH SCHEDULE above referred to
                           (Memoranda of Rent Reviews)

Pursuant to the provisions of the Third Schedule of the Lease dated 2001 and made between [the Landlord] (1) and [the Tenant] (2) it has been [agreed/determined] that the rent payable from the [first/second/third/fourth] Rent Review Date specified in the particulars is Pounds per annum

Signed.........................................

Duly authorised signatory of the Landlord/Tenant/Surety
(note: delete/amend as necessary)

                               THE SIXTH SCHEDULE
                        (Authorised Guarantee Agreement)

                                LICENCE TO ASSIGN
                                       AND
                              AUTHORISED GUARANTEE
                                    AGREEMENT
                           under the Lease relating to

THIS DEED is made the day of BETWEEN:

of
("the Landlord")

2)
of
("the Tenant")

3)
of
("the Assignee") and

INTRODUCTION:

A)    This deed is supplemental to a Lease ("the Lease") dated the

      Day of              2001 made between [                                 ]
      (1) and               (2) by which the premises known as
      ("the premises") were demised for a term of 25 years from the day of 25 years from the day of 2001 ("the Term") subject to the payment of the rent reserved by and the performance and observance of the covenants on the Tenant's part and the other provisions contained in the Lease

B) The reversion immediately expectant on the determination of the Term [remains or is now] vested in the Landlord and the unexpired residue of the Term [remains or is now] vested in the Tenant

C) The Lease contains provisions prohibiting the Tenant from assigning the Premises without the [licence or consent] on the terms set out below to Enable the Tenant to assign [its] estate and interest in the Premises to the Assignee

THIS DEED WITNESSES:

1.    IN this deed unless the context otherwise dictates:

      1.1 "the Landlord" includes the person in whom the reversion immediately expectant on the determination of the Term is for the time being vested

      1.2 "the Lease" includes all or any deeds and documents supplemental to the Lease whether or not expressed to be so

      1.3 "the Term" includes any continuation or extension of the Term and any holding over whether by statute at common law or otherwise

2. THE Landlord (at the request of the other parties) grants to the Tenant licence ("the Licence") to assign the whole of the Tenant's estate and interest in the Premises to the Assignee within Thirty days after the date of this deed

3.    THE Assignee covenants with the Landlord:

      3.1 That at all times following the permitted Assignment ("the Assignment") the Assignee will for the residue of the said term or until such estate and interest is further assigned (other than by an excluded assignment within the meaning of Section 11 of the Landlord and Tenant (Covenants) Act 1995) whichever is the shorter period pay the rent[s] reserved by and observe and perform the covenants on the Tenant's part and the other provisions contained in the Lease

      3.2 That immediately after completion of the Assignment the Assignee will give the Landlord written notice of the date on which the Assignment was completed and of the name and address of the person to whom future rent demands should be sent and will supply to the Landlord for registration a copy (duly certified to be true and accurate by a solicitor) of the deed effecting the Assignment and pay such registration fee as is specified in clause of the Lease

4. THE Tenant covenants with the Landlord as a primary obligation (and without the need for any express assignment with all its successors in title) that:

      4.1 At all times after the completion of the Assignment the Assignee will For the residue of the said term or until such estate and interest is further assigned (other than by an excluded assignment within the meaning of Section 11 of the Landlord and Tenant (Covenants) Act 1995 whichever is the shorter period) punctually pay the rent[s] reserved by and observe and perform the covenants on the Tenant's part and the other provisions contained in the Lease and if during the said period the Assignee makes any default therein the Tenant will pay the rent and observe or perform those covenants or provisions in respect of which the Assignee is in default and make good to the Landlord on demand and indemnify the Landlord against all losses damages costs and expenses arising or incurred by the Landlord as a result of the non-payment non-performance or nonobservance notwithstanding:

            4.1.1 any time or indulgence granted by the Landlord to the Assignee or any neglect or forbearance of the Landlord in enforcing the payment of the rent or the observance of performance of the Tenant's covenants or other provisions contained in the Lease or any refusal by the Landlord to accept rent tendered by or on behalf of the Assignee at a time when the Landlord was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Premises

            4.1.2 that the Assignee may have surrendered part of the Premises in which event the liability of the Tenant hereunder will continue in respect of the part of the Premises not so surrendered after making any necessary appointments under
                  Section 140 of the Law of Property Act 1925

      4.2 If at any time during the Term of Assignee (being an individual) Becomes bankrupt or (being a company) enters into liquidation and the trustee in bankruptcy or liquidator disclaims the Lease the Tenant will if the Landlord by notice within two calendar months after the disclaimer so requires take from the Landlord a lease of the Premises for the residue of the Term which would have remained had there been no disclaimer at the rent then being paid under the Lease and subject to the same covenants and terms as in the Lease the new lease to take effect from the date of the disclaimer and in that case the Tenant will pay the reasonable costs of the new lease and execute and deliver to the Landlord a counterpart of it

5.    THE tenant FURTHER covenants with the Landlord:

      5.1 To pay the Landlord on demand and to indemnify the Landlord against all reasonable and proper costs charges fees disbursements and expenses (including those of professional advisers and agents and including in each case any Value Added Tax) incurred by the Landlord in connection with the Licence or the Assignment including (without limitation) those arising from the consideration of the application for the Licence and the preparation negotiation and completion of this deed and arising from obtaining the consent or approval of or information from any other person except where the Landlord unreasonably refuses consent

      5.2 Not to allow the Assignee to enter into possession or occupation of the whole or any part of the Premises until completion of the Assignment

6. IN the event of the Assignment not being completed within Thirty days after after the date of this deed or not being completed otherwise in accordance with this deed then the Licence and all other provisions of this deed (save for clause 5.1) will immediately determine and cease to have effect but without prejudice to any right of action vested in the Landlord by virtue of the Tenant's breach of covenant

7. ALL sums payable by the Tenant under clause 5.1 of this deed are recoverable as rent in arrear

8. NOTHING contained in this deed waives or may be deemed to waive any Breach of the obligations of the Tenant under the Lease which may have occurred prior to the date of this deed or authorise or be deemed to authorise any further assignments or any act omission or thing other than the Assignment And the covenants on the Tenant's part and all other provisions contained in the Lease continue in full force and effect to the extent permitted by law

      THE COMMON SEAL of E J Lord Limited
      was hereunto affixed) in the
      presence of


      Director

      Secretary

      THE COMMON SEAL of BioProgress Limited
      was hereunto affixed) in the
      presence of


      Director

      Secretary

      SIGNED AS A DEED on behalf of BioProgress Inc,
      a company incorporated in the State of                 USA
      by                                               , being the person who,

      in accordance with the laws of that territory, Authorised Signatory is acting under the authority of the Company